                                                  Filed pursuant to Rule 497(c)
                                                             File no. 002-99356

Columbia Large Cap Growth Fund Prospectus, September   22, 2006
---------------------------------------------------------------

Class E and F Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  4
Your Expenses...........................  5

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Sales Charges...........................  7
Trust Shares............................  8
How to Exchange Shares..................  9
How to Sell Shares......................  9
Fund Policy on Trading of Fund Shares... 10
Distribution and Service Fees........... 11
Other Information About Your Account.... 12

MANAGING THE FUND                        14
--------------------------------------------
Investment Advisor...................... 14
Portfolio Managers...................... 14
Legal Proceedings....................... 15

FINANCIAL HIGHLIGHTS                     17
--------------------------------------------

APPENDIX A                               19
--------------------------------------------

The Fund's Class E and Class F shares are closed to new investors and new accounts. For more information, see "Your Account -- How to Buy Shares."

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of large-capitalization equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.

Growth stocks

Growth stocks generally offer the potential for strong revenue and earnings, and accompanying capital growth, with less dividend income than value stocks.

The Fund invests mainly in companies which the Fund's investment advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization companies (generally over $5 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund may sell a portfolio security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as noted otherwise, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

---

The Fund



Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

The Fund


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class E shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class E shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

          ------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class E share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

          Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of Class E and Class F shares and includes the effects of both Fund expenses and current sales charges.

          The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that tracks the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


 Calendar Year Total Returns (Class E)/(1)/

                                    [CHART]

 1996   1997    1998    1999    2000     2001     2002    2003    2004   2005
 ----   ----    ----    ----    ----     ----     ----    ----    ----   ----
20.46% 30.43%  25.55%  26.02%  -1.44%  -18.80%  -26.88%  22.19%   7.29%  5.00%

                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +23.93%
                     Worst quarter: 3rd quarter 2001, -17.16%

(1) Because Class E shares have not previously been offered, calendar year total returns shown are those of Class A shares of the Fund. The calendar year total returns shown include the returns of Prime A Shares of the Galaxy Equity Growth Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Fund. The returns shown also include the returns of Retail A Shares of the Galaxy Fund for periods prior to the date of inception of Prime A Shares (November 1, 1998). Class E shares generally would have had substantially similar returns to Class A shares, Prime A Shares and Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class E shares exceed expenses paid by Class A shares, Prime A Shares or Retail A Shares.

---

The Fund



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2005

                                                                1 Year    5 Years    10 Years
Class E (%)
 Return Before Taxes                                          -1.05/(1)/  -5.09/(1)/   6.56/(1)/
 Return After Taxes on Distributions                          -1.08/(1)/  -5.11/(1)/   5.41/(1)/
 Return After Taxes on Distributions and Sale of Fund Shares  -0.65/(1)/  -4.26/(1)/   5.33/(1)/
------------------------------------------------------------------------------------------------
Class F (%)
 Return Before Taxes                                          -0.78/(1)/  -5.12/(1)/   6.62/(1)/
 Return After Taxes on Distributions                          -0.78/(1)/  -5.12/(1)/   5.47/(1)/
 Return After Taxes on Distributions and Sale of Fund Shares  -0.51/(1)/  -4.28/(1)/   5.42/(1)/
------------------------------------------------------------------------------------------------
Russell Index (%)                                              5.26       -3.58        6.73

(1) Because Class E and Class F shares have not previously been offered, average annual total returns shown are those of Class A shares (for Class E shares) and Class B shares (for Class F shares) of the Fund. The average annual total returns shown include the returns of Prime A Shares (for Class E shares) and Prime B Shares (for Class F shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class E shares and Class F shares, respectively) for periods prior to the date of inception of Prime A Shares and Prime B Shares (November 1, 1998). Class E and Class F shares generally would have had substantially similar returns to Class A and Class B shares, respectively, Prime A Shares and Prime B Shares, respectively, and Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class E and Class F shares exceed expenses paid by Class A and Class B shares, respectively, Prime A Shares and Prime B Shares, respectively, or Retail A Shares.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Sales Charges are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.

          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time to time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. They use the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions
          . Class F shares convert to Class E shares after eight years

                                                                             ---

The Fund



 Shareholder Fees (paid directly from your investment)

                                                                       Class E   Class F
Maximum sales charge (load) on purchases (%)
(as a percentage of offering price)                                    4.50       0.00
----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(1)/  5.00
----------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(2)/    /(2)/

 Annual Fund Operating Expenses (deducted directly from Fund assets)

                                                   Class E    Class F
        Management fee/(3)/ (%)                    0.54       0.54
        ---------------------------------------------------------------
        Distribution and service (12b-1) fees (%)  0.35       1.00
        ---------------------------------------------------------------
        Other expenses (%)                         0.20/(4)/  0.20/(4)/
        ---------------------------------------------------------------
        Total annual fund operating expenses (%)   1.09       1.74

 Example Expenses (your actual costs may be higher or lower)

       Class                             1 Year 3 Years 5 Years 10 Years
       Class E                            $556   $781   $1,024   $1,719
       -----------------------------------------------------------------
       Class F: did not sell your shares  $177   $548     $944   $1,880
                sold all your shares at
                the end of the period     $677   $848   $1,144   $1,880

(1) This charge applies only to certain Class E shares bought without an initial sales charge that are sold within 18 months of purchase.
(2) There is a $7.50 charge for wiring sale proceeds to your bank.
(3) The Fund is expected to pay a management fee of 0.49% and an administration fee of 0.05%.
(4) Class E and Class F shares have not previously been offered. Other expenses shown for such shares are estimated based on the corresponding expenses of Class A shares.

See Appendix A for additional hypothetical investment and expense information.

---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

The Fund's Class E and Class F shares are closed to new investors and new accounts. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance) (i) may continue to make additional purchases of Class E and Class F shares and (ii) will continue to have their dividends and capital gains distributions reinvested.

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.

          ------------------------------------------------------------

          CHOOSING A SHARE CLASS

          The Fund offers two classes of shares in this prospectus -- Class E and F. These classes are designed for persons who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the length of time between the purchase date and the designated trust termination date. Purchases of $250,000 or more can be made only in Class E shares.

          Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

          The Fund also offers four additional classes of shares -- Class A, Class B, Class C and Class Z -- through separate prospectuses.

                                                                             ---

Your Account



TRUST SHARES
--------------------------------------------------------------------------------
Trust shares are held in an irrevocable trust until the specified trust termination date, at which time the shares pass to the beneficiary. Distributions from the trust are permitted only for limited specified purposes. Subsequent investments into the same account do not affect the original trust termination date; however, no additional investments into an account (other than reinvestment of distributions) may be made within two years of the termination date. The trust will terminate, and the amounts held in the trust will be distributed, in the event of the beneficiary's death prior to the original trust termination date.

Classes of Trust Shares

Class E shares Your purchases of Class E shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class E shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class E Sales Charges

                                                                % of offering
                                                                    price
                                  As a % of the                  retained by
                                 public offering As a % of your   financial
  Amount Purchased                    price        investment      advisor
  Less than $50,000                   4.50            4.71          4.00
  ---------------------------------------------------------------------------
  $50,000 to less than $100,000       3.50            3.63          3.00
  ---------------------------------------------------------------------------
  $100,000 to less than $250,000      2.50            2.56          2.00
  ---------------------------------------------------------------------------
  $250,000 to less than $500,000      1.25            1.27          1.00
  ---------------------------------------------------------------------------
  $500,000 or more                    0.00            0.00          0.00

Class E shares bought without an initial sales charge in accounts aggregating $500,000 to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class E share purchases that bring your account value above $500,000 are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month following each purchase.

For Class E share purchases of $500,000 or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $500,000

                         Amount Purchased Commission %
                         First $3 million     1.00
                         -----------------------------
                         Next $2 million      0.50
                         -----------------------------
                         Over $5 million      0.25

The commission to financial advisors for Class E share purchases of over $5 million is paid over 12 months but only to the extent the shares remain outstanding.

If, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name.

---

Your Account



Class F shares Your purchases of Class F shares are at Class F's net asset value. Class F shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. Class F shares automatically convert to Class E shares after eight years. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class F shares.

 Class F Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             5.00
                 ---------------------------------------------
                     Through second year            4.00
                 ---------------------------------------------
                     Through third year             3.00
                 ---------------------------------------------
                     Through fourth year            3.00
                 ---------------------------------------------
                     Through fifth year             2.00
                 ---------------------------------------------
                     Through sixth year             1.00
                 ---------------------------------------------
                     Longer than six years          0.00

If, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase. For purposes of calculating the conversion period, the beneficiary ownership period will begin at the time the Class F shares were purchased.

Withdrawal Under the Columbia Advantage Plan. If the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor shall refund to the distributor any sales charge or initial commission previously retained or paid on the withdrawn shares or amount redeemed.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
Trust shares may not be exchanged for shares of any fund.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-368-0346. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may

                                                                             ---

Your Account


delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

 Outlined below are the various options for selling shares:

  Method         Instructions
  ---------------------------------------------------------------------------
  By mail        You may send a signed letter of instruction or, if
                 applicable, stock power form along with any share
                 certificates to be sold to the address below. In your
                 letter of instruction, note the Fund's name, share class,
                 account number, and the dollar value or number of shares
                 you wish to sell. All account owners must sign the letter.
                 Signatures must be guaranteed by either a bank, a member
                 firm of a national stock exchange or another eligible
                 guarantor that participates in the Medallion Signature
                 Guarantee Program for amounts over $100,000 or for
                 alternate payee or mailing instructions. Additional
                 documentation is required for sales by trusts,
                 corporations, agents, fiduciaries, surviving joint owners
                 and individual retirement account owners. For details, call
                 1-800-345-6611.
                 Mail your letter of instruction to Columbia Management
                 Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
  ---------------------------------------------------------------------------
  By wire        You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                 request. Be sure to complete the appropriate section of the account application for this feature.
  ---------------------------------------------------------------------------
  By electronic  You may sell shares and request that the proceeds be funds transfer electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You
                 must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known,

---

Your Account


accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
Rule 12b-1 Plan The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class E and Class F shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class E and Class F shares. The annual distribution fee may equal up to 0.75% for Class F shares and 0.10% for Class E shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class F shares automatically convert to Class E shares after eight years, eliminating a portion of the distribution fee upon conversion.

Additional Intermediary Compensation In addition to the commissions specified in this prospectus, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

                                                                             ---

Your Account



In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, subtransfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of the Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. Please also contact your financial service firm or intermediary for details about payments it may receive.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced on the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

---

Your Account



Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends     Represents interest and dividends earned from securities
                 held by the Fund, net of expenses incurred by the Fund.
   --------------------------------------------------------------------------
   Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

          ------------------------------------------------------------

          UNDERSTANDING FUND DISTRIBUTIONS
          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

Distribution Options The Fund declares and pays dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

Distributions of trust shares are automatically reinvested until the trust's termination unless used to fund trust distributions permitted under the Columbia Advantage Plan.

Tax Consequences Generally, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Under the Columbia Gift Plan, the trustee will file all income tax returns and pay all income taxes for income earned prior to the trust's termination. Under the Columbia Advantage Plan, the beneficiary will be obligated to report any income earned by the trust on his or her tax returns and to pay any applicable income taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia
Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.
Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before
September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to 0.57% of average daily net assets of the Fund.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Paul J. Berlinguet, a senior vice president of Columbia Advisors and head of Columbia Advisors' Small-Cap Growth Team and Large-Cap Growth Team, is a co-manager for the Fund and has co-managed the Fund since October, 2003.
Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003. Prior to joining John Hancock Funds in April, 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large-cap growth portfolio manager at Baring Asset Management.

Edward P. Hickey, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

Roger R. Sullivan, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

Mary-Ann Ward, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

John T. Wilson, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

---

Managing the Fund



The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal

                                                                             ---

Managing the Fund


securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

---

Financial Highlights
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Because Class E and Class F shares have not previously been offered, financial highlights are shown for Class A and Class B, respectively. Performance information does not reflect the differences in expense structures between Class E and Class F shares, on the one hand, and Class A and Class B shares, respectively, on the other hand. Information is shown for the Fund's last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the fiscal years ended September 30, 2004 and 2005, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and the fiscal years ended October 31, 2002, 2001 and 2000 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.

 The Fund

                                                     Year Ended          Period Ended
                                                    September 30,        September 30,        Year ended October 31,
                                                 2005        2004/(a)/   2003/(b)(c)/       2002      2001      2000
                                                Class A      Class A        Class A        Class A   Class A   Class A
                                             -------        --------     -------------   -------     ------- -------
Net asset value --
Beginning of period ($)                       18.57          17.59           16.06        19.74       32.31   28.95
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations ($):
 Net investment income (loss)                  0.05/(d)(e)/  (0.08)/(d)/     (0.05)/(d)/   0.03/(d)/  (0.02)  (0.05)/(d)/
 Net realized and unrealized gain (loss)
 on investments                                2.51           1.06            1.61        (3.71)      (8.92)   5.13
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations               2.56           0.98            1.56        (3.68)      (8.94)   5.08
-------------------------------------------------------------------------------------------------------------------------
Less Distributions:
 From net investment income                   (0.02)            --           (0.03)          --          --      --
 From net realized gains                         --             --              --           --       (3.63)  (1.72)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders  (0.02)            --           (0.03)          --       (3.63)  (1.72)
-------------------------------------------------------------------------------------------------------------------------
Net asset value --
End of period ($)                             21.11          18.57           17.59        16.06       19.74   32.31
-------------------------------------------------------------------------------------------------------------------------
Total return (%)/(f)(g)/                      13.80           5.57            9.72/(h)/  (18.64)     (30.43)  18.36
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets/Supplemental Data (%):
 Expenses/(i)/                                 1.11           1.28            1.30/(j)/    1.12        1.13    1.12
 Net investment income (loss)/(i)/             0.25          (0.40)          (0.30)/(j)/   0.14       (0.10)  (0.17)
 Waiver/reimbursement                            --/(k)/        --/(k)/       0.02/(j)/    0.05        0.03    0.11
Portfolio turnover rate (%)                     113            126              91/(h)/      43          48      54
Net assets, end of period (000's) ($)        10,422          3,867           1,887           56         671     142

(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Liberty Equity Growth Fund, Class A shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

                                                                             ---

Financial Highlights


 The Fund

                                                   Year Ended          Period Ended
                                                 September 30,         September 30,        Year ended October 31,
                                              2005         2004/(a)/   2003/(b)(c)/       2002       2001      2000
                                             Class B       Class B        Class B        Class B    Class B   Class B
                                          -------         --------     -------------   -------      ------- -------
Net asset value --
Beginning of period ($)                    17.76           16.96           15.57        19.32        31.94   28.84
------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations ($):
 Net investment income (loss)              (0.09)/(d)(e)/  (0.21)/(d)/     (0.14)/(d)/  (0.14)/(d)/  (0.19)  (0.29)/(d)/
 Net realized and unrealized gain (loss)
 on investments                             2.40            1.01            1.53        (3.61)       (8.80)   5.11
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations            2.31            0.80            1.39        (3.75)       (8.99)   4.82
------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared
to Shareholders ($):
 From net realized gains                      --              --              --           --        (3.63)  (1.72)
------------------------------------------------------------------------------------------------------------------------
Net asset value --
End of period ($)                          20.07           17.76           16.96        15.57        19.32   31.94
------------------------------------------------------------------------------------------------------------------------
Total return (%)/(f)(g)/                   13.01            4.72            8.93/(h)/  (19.41)      (31.00)  17.48
------------------------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets/Supplemental Data (%):
 Expenses/(i)/                              1.86            2.03            2.13/(j)/    1.99         1.95    1.87
 Net investment loss/(i)/                  (0.48)          (1.15)          (0.97)/(j)/  (0.73)       (0.92)  (0.92)
 Waiver/reimbursement                         --/(k)/         --/(k)/       0.02/(j)/    0.05         0.03    0.15
Portfolio turnover rate (%)                  113             126              91           43           48      54
Net assets, end of period (000's) ($)      7,799           3,195           1,013          207          309     450

(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were redesignated Liberty Equity Growth Fund, Class B shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

---

Appendix A
-------------------------------------------------------------------------------

Hypothetical Investment and Expense Information
--------------------------------------------------------------------------------

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class E and Class F shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that the all dividends and distributions are reinvested and that Class F shares convert to Class E shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

 Columbia Large Cap Growth Fund -- Class E Shares

Maximum Sales Charge Initial Hypothetical Investment Amount Assumed Rate of Return
       4.50%                       $10,000.00                         5%
----------------------------------------------------------------------------------

                                                                   Hypothetical
          Cumulative Return                     Cumulative Return    Year-End
            Before Fees &        Annual Expense   After Fees &     Balance After  Annual Fees &
Year          Expenses               Ratio          Expenses      Fees & Expenses   Expenses

  1             5.00%                1.09%           -0.77%         $ 9,923.41      $  556.13
  2            10.25%                1.09%            3.11%         $10,311.41      $  110.28
  3            15.76%                1.09%            7.15%         $10,714.59      $  114.59
  4            21.55%                1.09%           11.34%         $11,133.53      $  119.07
  5            27.63%                1.09%           15.69%         $11,568.85      $  123.73
  6            34.01%                1.09%           20.21%         $12,021.19      $  128.57
  7            40.71%                1.09%           24.91%         $12,491.22      $  133.59
  8            47.75%                1.09%           29.80%         $12,979.62      $  138.82
  9            55.13%                1.09%           34.87%         $13,487.13      $  144.24
 10            62.89%                1.09%           40.14%         $14,014.47      $  149.88

Total Gain After Fees & Expenses                                    $ 4,014.47
-----------------------------------------------------------------------------------------------
Total Annual Fees & Expenses                                                        $1,718.90

                                                                             ---

Appendix A



 Columbia Large Cap Growth Fund -- Class F Shares

Maximum Sales Charge Initial Hypothetical Investment Amount Assumed Rate of Return
       0.00%                       $10,000.00                         5%
----------------------------------------------------------------------------------

                                                                   Hypothetical
          Cumulative Return                     Cumulative Return    Year-End
            Before Fees &        Annual Expense   After Fees &     Balance After  Annual Fees &
Year          Expenses               Ratio          Expenses      Fees & Expenses   Expenses

  1             5.00%                1.74%            3.26%         $10,326.00      $  176.84
  2            10.25%                1.74%            6.63%         $10,662.63      $  182.60
  3            15.76%                1.74%           10.10%         $11,010.23      $  188.55
  4            21.55%                1.74%           13.69%         $11,369.16      $  194.70
  5            27.63%                1.74%           17.40%         $11,739.80      $  201.05
  6            34.01%                1.74%           21.23%         $12,122.51      $  207.60
  7            40.71%                1.74%           25.18%         $12,517.71      $  214.37
  8            47.75%                1.74%           29.26%         $12,925.79      $  221.36
  9            55.13%                1.09%           34.31%         $13,431.18      $  143.65
 10            62.89%                1.09%           39.56%         $13,956.34      $  149.26

Total Gain After Fees & Expenses                                    $ 3,956.34
-----------------------------------------------------------------------------------------------
Total Annual Fees & Expenses                                                        $1,879.98


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20

Notes
-------------------------------------------------------------------------------

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                                                                             ---

Notes


================================================================================

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22

Notes


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                                                                             23

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to disclosure of its portfolio holdings.

You can get free copies of annual and semi annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Investment Company Act file number:

Columbia Funds Series Trust I: 811-4367

..  Columbia Large Cap Growth Fund

--------------------------------------------------------------------------------

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       A Member of Columbia Management Group


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